UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2023

Expro Group Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Broadfield Blvd., Suite 400 Houston, TX		77084
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 463-9776

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

This Current Report on Form 8-K provides a pro forma condensed combined statement of operations of Expro Group Holdings N.V. (formerly known as “Frank’s International N.V.”), a public company organized under the laws of the Netherlands (the “Company”), for the year ended December 31, 2021, as described in Item 9.01 below and which is incorporated into this Item 2.02 by reference, giving effect to the merger of Expro Group Holdings International Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Legacy Expro”), with New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub”), in accordance with the terms of the Agreement and Plan of Merger dated as of March 10, 2021 (the “Merger Agreement”) by and among the Company, Legacy Expro and Merger Sub, as if it had been consummated on January 1, 2021. Pursuant to the Merger Agreement, Legacy Expro merged with and into Merger Sub, with Merger Sub continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

In addition, to the extent required, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Pro Forma Statement of Operations

This Current Report on Form 8-K provides a pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021, as described in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

Registration Statement

On or about the date of this Current Report on Form 8-K, the Company intends to file a Registration Statement on Form S-3 (the “Registration Statement”) relating to the registration of an indeterminate amount of the Company’s common stock, €0.06 nominal value, and other securities described therein, to be offered by the Company or selling securityholders identified in a prospectus supplement.

The Registration Statement will incorporate this Current Report on Form 8-K by reference, including (i) the audited historical financial statements of Frank’s International N.V., (ii) the unaudited interim historical financial statements of Frank’s International N.V. and (iii) the pro forma condensed combined statement of operations of the Company, as described in Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Frank’s International N.V. as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, and the report of KPMG LLP, independent registered public accounting firm, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Frank’s International N.V. as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, giving effect to the Merger, is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm for Frank’s International N.V.

99.1	Audited consolidated financial statements of Frank’s International N.V. as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020 (incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed by the Company with the Securities and Exchange Commission on March 1, 2021).

99.2	Unaudited condensed consolidated financial statements of Frank’s International N.V. as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 (incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed by the Company with the Securities and Exchange Commission on November 8, 2021).

99.3	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRO GROUP HOLDINGS N.V.

Date: January 12, 2023	By:	/s/ Quinn P. Fanning
Name: Quinn P. Fanning
Title: Chief Financial Officer